YieldMax Innovation Option Income Strategy ETF

SCHEDULE OF INVESTMENTS at January 31, 2023 (Unaudited)

		Principal Amount	Value
United States Treasury Obligations - 75.6%
United States Treasury Inflation Indexed Notes - 75.6%
0.750%, 12/31/2023		$187,000	$180,317
0.750%, 11/15/2024		194,000	182,125
			362,442
Total United States Treasury Obligations
(Cost $362,256)			362,442

	Contracts (1)	Notional Amount
Options Purchased - 16.0%
Call Options - 8.0% (3)
ARK Innovation ETF
Expiration: 03/17/2023, Strike Price: $40	138	$551,034	38,556
Put Options - 8.0%
ARK Innovation ETF
Expiration: 03/17/2023, Strike Price: $40	138	551,034	38,264
Total Options Purchased
(Cost $78,246)			76,820

		Shares
Short-Term Investments - 6.5%
Money Market Funds - 6.5%
First American Government Obligations Fund, Class X, 4.140% (2)		31,187	31,187
Total Short-Term Investments
(Cost $31,187)			31,187

Total Investments in Securities - 98.1%
(Cost $471,689)			470,449
Other Assets in Excess of Liabilities - 1.9%			9,273
Total Net Assets - 100.0%			$479,722

(1)	100 shares per contract.
(2)	The rate shown is the annualized seven-day effective yield as of January 31, 2023.
(3)	FLexible EXchange® Options

YieldMax Innovation Option Income Strategy ETF

SCHEDULE OF OPTIONS WRITTEN at January 31, 2023 (Unaudited)

	Contracts (1)	Notional Amount	Value
Options Written - 0.6%
Call Options - 0.6%
ARK Innovation ETF
Expiration: 02/23/2023, Strike Price: $43	138	$551,034	$3,036
Total Options Written
(Premiums Received $7,186)			$3,036

Percentages are stated as a percent of net assets.

(1)	100 shares per contract.

Summary of Fair Value Exposure at January 31, 2023 (Unaudited)

The YieldMax Innovation Option Income Strategy ETF  (the “Fund”) utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund’s investments and options written as of January 31, 2023:

Investments in Securities	Level 1	Level 2	Level 3	Total
United States Treasury Obligations	$–	$362,442	$-	$362,442
Options Purchased	76,820	–	–	76,820
Short-Term Investments	31,187	–	–	31,187
Total Investments in Securities	$108,007	$362,442	$–	$470,449

Options Written	Level 1	Level 2	Level 3	Total
Call Options	$3,036	$–	$–	$3,036
Total Options Written	$3,036	$–	$–	$3,036